EXHIBIT 10.3
                                             February 26, 1996



Arabella S.A.
c/o Scorpion Holdings, Inc.
599 Lexington
Suite 2700
New York, NY 10022

Gentlemen:

         Concurrently with the delivery of this letter ("Letter Agreement"), (a) Arabella S.A., a Luxembourg holding company ("Lender"), is purchasing from Bank of America Illinois ("BA") certain indebtedness (the "ARTRA Prior Indebtedness") owed to BA by the undersigned, ARTRA Group Incorporated, a Pennsylvania corporation (the "Company"), and certain indebtedness (the "Harvey Indebtedness") owed to BA by Peter Harvey ("Harvey"); (b) a portion of the ARTRA Prior Indebtedness is being forgiven by Lender and direct liability for payment of the Prior Indebtedness, as so reduced, is being assumed by BCA Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("BCA"), and the notes evidencing the ARTRA Prior Indebtedness are being consolidated, amended and restated as evidenced by an Amended and Restated Note of even date herewith (the "BCA Note") made by BCA and payable to the order of Lender in the principal amount of $1,900,000; (c) the notes evidencing the Harvey Prior Indebtedness are being consolidated, amended and restated as evidenced by an Amended and Restated Note of even date herewith (the "Harvey Note" and, together with the BCA Note, the "Notes") made by Harvey and payable to the order of Lender in the principal amount of $2,296,830. The transactions described above are referred to herein as the "Transactions".

         Lender has required as a condition to Lender's consummation of the Transactions that the Company execute and deliver this Letter Agreement.

         In consideration of Lender's agreement to enter into the Transactions, the Company agrees with Lender as follows:

     1. DELIVERY OF SHARES. The Company hereby delivers to Lender (a) certificates representing 100,000 shares of common stock of the Company, and (b) certificates representing 25,000 shares of common stock of Comforce Corporation ("Comforce"). All such shares are validly issued, fully paid and nonassessable.

     2. AGREEMENT TO DELIVER ADDITIONAL SHARES. If the Notes have not been prepaid prior to the applicable dates set forth below, Lender shall be entitled to receive, and the Company shall deliver to Lender certificates representing, additional shares of common stock of the Company and of Comforce in the following amounts and on the following dates:

                  No. of Shares             No. of Shares
                  of the Company            of Comforce           Date
                  --------------            -----------           ----
                     50,000                    12,500          March 27, 1996
                     50,000                    12,500          April 26, 1996

     3. REGULATION S. All shares of common stock of the Company delivered to Lender pursuant to Section 1 or 2 above shall be registered pursuant to Regulation S of the Securities and Exchange Commission ("Regulation S"). The Company shall use its best efforts to cause all shares of common stock of Comforce delivered to Lender pursuant to Section 1 or 2 above to be registered pursuant to Regulation S.

     4. PIGGYBACK REGISTRATION RIGHTS WITH RESPECT TO ARTRA COMMON STOCK.

                  (a) As used in this Section 4, the term "Registrable Shares" shall means all shares of common stock of the Company held by Lender or any affiliate of Lender, whether acquired pursuant to this Letter Agreement or otherwise.

                  (b) If the Company proposes to file with the Securities and Exchange Commission ("SEC") for its own account or for the account of any of the holders of its common stock, a registration statement under the Securities Act of 1933, as amended (the "Act") and the registration form to be used may be used for the registration of Registrable Shares, then the Company shall give written notice to Lender, not less than 20 days prior to the time such registration statement is to be filed with the SEC, of such proposed registration statement. The notice shall offer to include in such registration statement, to the extent then permissible under the Act, all of the Registrable Shares for the account of the holders of Registrable Shares. Within 10 days after receipt of such notice, each holder of Registrable Shares may deliver a written notice to the Company requesting that the Company include in such registration statement Registrable Shares held by such holder and stating the number of Registrable Shares that such holder requests that the Company include in such registration. Subject to the limitations set forth in Section 4(b), the Company shall include in such registration all Registrable Shares that holders of Registrable Shares have requested that the Company register and shall use its best efforts to effect registration under the Act of such Registrable Shares.

                  (c) The right of holders of Registrable Shares to include Registrable Shares in the registration statement provided for herein shall be subject to the following conditions:

                           (i) The Company, in its sole discretion, shall select the underwriter or underwriters, if any, to manage and administer the sale and distribution of the Registrable Shares to be included in a registration statement filed under the provisions of this Section 4.

                           (ii) The Company shall have the right to require, in any offering to be made solely, or in part, for its own account, that the holder of Registrable Shares delay any offering or sale of
         Registrable Shares for a period of 90 days after the first effective date of such registration statement, upon the Company first having delivered to each holder of Registrable Shares requesting registration the written opinion of its underwriter to the effect that the inclusion of such Registrable Shares in the registration statement may have an adverse effect on the marketing of such offering; provided, however, that in the event of such delay, the Company shall maintain the effectiveness of the registration statement, for which purpose the Company shall prepare and file such amendments and supplements to the registration statement and prospectus used in connection therewith as may be necessary to include the Registrable Shares after such 90 day period, and to keep the registration statement effective for a period of 90 days after the effective date of the post-effective amendment pursuant to which the holders of Registrable Shares requesting registration shall be entitled to sell the Registrable Shares.

                  (d) Each holder of Registrable Shares agrees to cooperate with the Company in the preparation and filing of any registration statement hereunder and shall promptly provide to the Company such information as it may reasonably request to enable it to comply with any applicable law or regulation to facilitate the preparation of the registration statement. The Company shall bear all expenses in connection with the preparation and filing of any registration statement provided for herein excluding underwriting fees, discounts and commissions attributable to the sale of Registrable Shares.

                  (e) The Company shall furnish, without charge, to each holder of Registrable Shares included in any registration statement, a copy of the registration statement and of each amendment and supplement thereto, including all financial statements and exhibits, and such number of conformed copies of the registration statement and of each amendment thereto, including all financial statement, but excluding exhibits, as such holder may reasonably request.

                  (f) The Company shall furnish to each holder of Registrable Shares included in any registration statement, as soon as possible after the effective date of such registration statement or post-effective amendment thereto and thereafter, from time to time, as many copies of the prospectus (and of any amended or supplemental prospectus) as such holder may reasonably request. If, during such period, any event occurs as a result of which the prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, or it shall be necessary to amend or supplement the prospectus to comply with the law or with the rules and regulations promulgated by the SEC, the Company shall forthwith notify each holder of Registrable Shares included in such registration statement and, at the request of such holder, prepare and furnish to such holder, in such quantity as such holder may reasonably request, an amendment or supplement which shall correct such statement or omission or cause the prospectus to comply with law and with such rules and regulations.

                  (g) The Company shall use its best efforts to cause such registration statement to become effective and shall promptly advise each holder of Registrable Shares included in such registration statement (i) when such registration statement, or any post-effective amendment thereto, shall have become effective, and when any amendment of, or supplement to, the prospectus is filed with the SEC, (ii) when the SEC shall make a request or suggestion for any amendment to such registration statement or the prospectus or for additional information and the nature and substance thereof, and (ii) of the issuance by the SEC of a stop order suspending the effectiveness of such registration statement or the suspension of the order suspending the effectiveness of such registration statement or the suspension of the qualification of the Registrable Shares for sale in any jurisdiction, or of the initiation or threatening of any proceedings for that purpose, and shall use its best efforts to prevent the issuance of any such stop orders, or, if such order shall be issued, to obtain the withdrawal thereof.

                  (h) The Company, when and as requested by any holder of Registrable Shares included in any registration statement, shall take all action necessary to permit the offering of such Registrable Shares under the securities laws of such states as such holder shall designate at the sole expense of the Company; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process in any state in which it is not then so qualified or in which it has not then filed such consent notwithstanding the Lender's agreement to pay the cost thereof.

                  (i) The Company agrees to indemnify and hold harmless,  to the fullest extent permitted by law, each holder of Registrable Securities included in any registration statement pursuant to this Section 4, its officers, partners, directors and each person or entity who control such holder (within the meaning of the Act) against any and all losses, claims, damages, liabilities, expenses or any amounts paid in settlement of any commenced or threatened litigation or investigation or proceeding by any governmental body ("Claims") to which such indemnified party may become subject under the Act or otherwise insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or a fact necessary to make the statements therein not misleading, or
(iii) any violations by the Company of any federal, state or common law statute, rules or regulations applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same.

                  (j) In connection with any registration statement in which a holder of registrable Shares is participating, such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, shall indemnify and hold harmless the Company, its directors and officers and each person or entity who controls the Company (within the meaning of the Act) against any Claims to which such indemnified party may become subject under the Act or otherwise insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violations by such holder of any federal, state or common law statute, rule or regulation applicable to such holder and relating to action required of or inaction by such holder in connection with any such registration, but only to the extent that such untrue statement or omission is caused by or contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual to each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Shares pursuant to such registration statement.

                  (k) Any person or entity entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any Claim with respect to which it seeks indemnification (but the failure to provide such notice shall not release the indemnifying party of its obligations to indemnify unless the indemnifying party has been prejudiced by the failure to provide such notice) and(ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such Claim, permit such indemnifying party to assume the defense of such Claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent, but such consent shall not be unreasonably withheld. An indemnifying party who is not entitled to, or elects not to, assume the defense of a Claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such Claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such Claim.

                  (l) The indemnification provided for in this Section 4 shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, direct, partner or controlling person or entity of such indemnified party and shall survive the transfer of securities. Each indemnifying party agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the indemnifying party's indemnification is unavailable for any reason.

                  (m) No holder of Registrable Shares may participate in any underwritten registration hereunder unless such holder agrees to sell such holder's Registrable Shares on the basis provided in any underwriting arrangement and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, however, that no holder shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

                  (n) The inclusion of Registrable Shares in any registration statement shall not be required if counsel of the Company shall render an opinion, in writing, that all of the Registrable Shares proposed to be included in such registration statement may be publicly distributed without restriction of any kind or, if subject to Rule 144, by the holder thereof without registration under the Act in which case all restrictive legends and stop transfer notices shall be removed.

     5. PIGGYBACK REGISTRATION RIGHTS WITH RESPECT TO COMFORCE COMMON STOCK.

                  (a) As used in this Section 5, the term "Registrable Shares" shall means all shares of common stock of Comforce held by Lender or any affiliate of Lender, whether acquired pursuant to this Letter Agreement or otherwise.

                  (b) If  Comforce  proposes  to file  with the  Securities  and
Exchange Commission ("SEC") for its own account or for the account of any of the holders of its common stock, a registration statement under the Securities Act of 1933, as amended (the "Act") and the registration form to be used may be used for the registration of Registrable Shares, then Comforce shall give written notice to Lender, not less than 20 days prior to the time such registration statement is to be filed with the SEC, of such proposed registration statement. The notice shall offer to include in such registration statement, to the extent then permissible under the Act, all of the Registrable Shares for the account of the holders of Registrable Shares. Within 10 days after receipt of such notice, each holder of Registrable Shares may deliver a written notice to Comforce requesting that Comforce include in such registration statement Registrable Shares held by such holder and stating the number of Registrable Shares that such holder requests that Comforce include in such registration. Subject to the limitations set forth in Section 5(b), Comforce shall include in such registration all Registrable Shares that holders of Registrable Shares have requested that Comforce register and shall use its best efforts to effect registration under the Act of such Registrable Shares.

                  (c) The right of holders of Registrable Shares to include Registrable Shares in the registration statement provided for herein shall be subject to the following conditions:

                           (i) Comforce, in its sole discretion, shall select the underwriter or underwriters, if any, to manage and administer the sale and distribution of the Registrable Shares to be included in a registration statement filed under the provisions of this Section 5.

                           (ii) Comforce shall have the right to require, in any offering to be made solely, or in part, for its own account, that the holder of Registrable Shares delay any offering or sale of Registrable Shares for a period of 90 days after the first effective date of such registration statement, upon Comforce first having delivered to each holder of Registrable Shares requesting registration the written opinion of its underwriter to the effect that the inclusion of such Registrable Shares in the registration statement may have an adverse effect on the marketing of such offering; provided, however, that in the event of such delay, Comforce shall maintain the effectiveness of the registration statement, for which purpose Comforce shall prepare and file such amendments and supplements to the registration statement and prospectus used in connection therewith as may be necessary to include the Registrable Shares after such 90 day period, and to keep the registration statement effective for a period of 90 days after the effective date of the post-effective amendment pursuant to which the holders of Registrable Shares requesting registration shall be entitled to sell the Registrable Shares.

                  (d) Each holder of Registrable Shares agrees to cooperate with Comforce in the preparation and filing of any registration statement hereunder and shall promptly provide to Comforce such information as it may reasonably request to enable it to comply with any applicable law or regulation to facilitate the preparation of the registration statement. Comforce shall bear all expenses in connection with the preparation and filing of any registration statement provided for herein excluding underwriting fees, discounts and commissions attributable to the sale of Registrable Shares.

                  (e) Comforce shall furnish, without charge, to each holder of Registrable Shares included in any registration statement, a copy of the registration statement and of each amendment and supplement thereto, including all financial statements and exhibits, and such number of conformed copies of the registration statement and of each amendment thereto, including all financial statement, but excluding exhibits, as such holder may reasonably request.

                  (f) Comforce shall furnish to each holder of Registrable Shares included in any registration statement, as soon as possible after the effective date of such registration statement or post-effective amendment thereto and thereafter, from time to time, as many copies of the prospectus (and of any amended or supplemental prospectus) as such holder may reasonably request. If, during such period, any event occurs as a result of which the prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, or it shall be necessary to amend or supplement the prospectus to comply with the law or with the rules and regulations promulgated by the SEC, Comforce shall forthwith notify each holder of Registrable Shares included in such registration statement and, at the request of such holder, prepare and furnish to such holder, in such quantity as such holder may reasonably request, an amendment or supplement which shall correct such statement or omission or cause the prospectus to comply with law and with such rules and regulations.

                  (g) Comforce shall use its best efforts to cause such registration statement to become effective and shall promptly advise each holder of Registrable Shares included in such registration statement (i) when such registration statement, or any post-effective amendment thereto, shall have become effective, and when any amendment of, or supplement to, the prospectus is filed with the SEC, (ii) when the SEC shall make a request or suggestion for any amendment to such registration statement or the prospectus or for additional information and the nature and substance thereof, and (ii) of the issuance by the SEC of a stop order suspending the effectiveness of such registration statement or the suspension of the order suspending the effectiveness of such registration statement or the suspension of the qualification of the Registrable Shares for sale in any jurisdiction, or of the initiation or threatening of any proceedings for that purpose, and shall use its best efforts to prevent the issuance of any such stop orders, or, if such order shall be issued, to obtain the withdrawal thereof.

                  (h) Comforce, when and as requested by any holder of Registrable Shares included in any registration statement, shall take all action necessary to permit the offering of such Registrable Shares under the securities laws of such states as such holder shall designate at the sole expense of Comforce; provided, however, that Comforce shall not be required to qualify as a foreign corporation or to file a consent to service of process in any state in which it is not then so qualified or in which it has not then filed such consent notwithstanding the Lender's agreement to pay the cost thereof.

                  (i) Comforce  agrees to indemnify  and hold  harmless,  to the fullest extent permitted by law, each holder of Registrable Securities included in any registration statement pursuant to this Section 5, its officers, partners, directors and each person or entity who control such holder (within the meaning of the Act) against any and all losses, claims, damages, liabilities, expenses or any amounts paid in settlement of any commenced or threatened litigation or investigation or proceeding by any governmental body ("Claims") to which such indemnified party may become subject under the Act or otherwise insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or a fact necessary to make the statements therein not misleading, or
(iii) any violations by Comforce of any federal, state or common law statute, rules or regulations applicable to Comforce and relating to action required of or inaction by Comforce in connection with any such registration, except insofar as the same are caused by or contained in any information furnished in writing to Comforce by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Comforce has furnished such holder with a sufficient number of copies of the same.

                  (j) In connection with any registration statement in which a holder of registrable Shares is participating, such holder shall furnish to Comforce in writing such information and affidavits as Comforce reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, shall indemnify and hold harmless Comforce, its directors and officers and each person or entity who controls Comforce (within the meaning of the Act) against any Claims to which such indemnified party may become subject under the Act or otherwise insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violations by such holder of any federal, state or common law statute, rule or regulation applicable to such holder and relating to action required of or inaction by such holder in connection with any such registration, but only to the extent that such untrue statement or omission is caused by or contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual to each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Shares pursuant to such registration statement.

                  (k) Any person or entity entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any Claim with respect to which it seeks indemnification (but the failure to provide such notice shall not release the indemnifying party of its obligations to indemnify unless the indemnifying party has been prejudiced by the failure to provide such notice) and(ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such Claim, permit such indemnifying party to assume the defense of such Claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent, but such consent shall not be unreasonably withheld. An indemnifying party who is not entitled to, or elects not to, assume the defense of a Claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such Claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such Claim.

                  (l) The indemnification provided for in this Section 5 shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, direct, partner or controlling person or entity of such indemnified party and shall survive the transfer of securities. Each indemnifying party agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the indemnifying party's indemnification is unavailable for any reason.

                  (m) No holder of Registrable Shares may participate in any underwritten registration hereunder unless such holder agrees to sell such holder's Registrable Shares on the basis provided in any underwriting arrangement and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, however, that no holder shall be required to make any representations or warranties to Comforce or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

                  (n) The inclusion of Registrable Shares in any registration statement shall not be required if counsel of Comforce shall render an opinion, in writing, that all of the Registrable Shares proposed to be included in such registration statement may be publicly distributed without restriction of any kind or, if subject to Rule 144, by the holder thereof without registration under the Act in which case all restrictive legends and stop transfer notices shall be removed.

     6. AGREEMENT TO CAUSE CONVERSION OF CERTAIN PREFERRED STOCK. If either or both of the Notes are not paid in full on or before the Termination Date (as defined in the BCA Note) the Company shall cause all outstanding shares of the Class B Preferred Stock of BCA to be converted into preferred stock of the Company.

     7. FURTHER ASSURANCES. The Company shall execute such additional documents and do such further acts or things as may be necessary or appropriate to effectuate the terms of this Letter Agreement.

         Please acknowledge this Letter Agreement by signing in the space provided below.

                                                     Very truly yours,

                                                     ARTRA GROUP INCORPORATED


                                                     By:______________________


ACKNOWLEDGED:

ARABELLA S.A.


By:____________________




                                     JOINDER

         The undersigned, Comforce Corporation, hereby joins in the foregoing Letter Agreement for the purpose of agreeing to be bound by the provisions of
Section 5 thereof.


                                                     COMFORCE CORPORATION


                                                     By:______________________